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                                                                   EXHIBIT 10.45

                                 March 28, 2000

VIA FEDERAL EXPRESS

Joel Zettl
Vice President, Finance
The Lightspan Partnership, Inc.
10140 Campus Point Drive
San Diego, CA 92121

       RE: LEASE COMMITMENT BETWEEN PENTECH FINANCIAL SERVICES, INC. AND THE LIGHTSPAN PARTNERSHIP, INC. DATED JUNE 25, 1999

Dear Mr. Zettl:

       Under the terms of the financing commitment for $1,000,000 referred to above, delivery and acceptance of all equipment was to occur no later than March 30, 1999. To date, Pentech has funded lease schedules for The Lightspan Partnership totaling $264,198.00.

       In order to allow The Lightspan Partnership to draw down the balance of the commitment of $735,802, Pentech Financial Services, Inc. is agreeable to extending the date for delivery and acceptance to and including September 30, 2000, subject to the terms and conditions of the original proposal dated April 14, 1999, upon payment by The Lightspan Partnership of our standard extension fee of .75% of the remaining line or $5,518.52, plus outstanding late charges of $949.14, for a total of $6,467.66.

       If The Lightspan Partnership is agreeable to this extension of the delivery and acceptance date, please have the appropriate corporate officer sign this letter where indicated below and return the letter together with The Lightspan Partnership's check for the extension fee. This letter when fully executed will serve as an addendum to the original proposal of April 14, 1999.

       If you have any questions on any of the foregoing, please give me a call. Thank you.

                                        Very truly yours,

                                        PENTECH FINANCIAL SERVICES, INC.


                                        Daphne Wells
                                        General Counsel
/dw

ACCEPTED as of the 29th day of March, 2000.

                                        THE LIGHTSPAN PARTNERSHIP, INC.


                                        By /s/ JOEL ZETTL
                                          --------------------------------------
                                        Name Joel Zettl
                                            ------------------------------------
                                        Its VP -- Controller
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